                                                        A Family of Mutual Funds
                                                  advised by First Hawaiian Bank




INVESTMENT ADVISER:                                                       BISHOP
First Hawaiian Bank                                                       STREET
                                                                           FUNDS


DISTRIBUTOR:
SEI Financial Services Company

--------------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 1995

                                                               MONEY MARKET FUND
                                                      HAWAII MUNICIPAL BOND FUND

This information must be preceded or
accompanied by a current prospectus for
each Fund described.


BSF-F-006-01

                                                             BISHOP STREET FUNDS
LETTER TO SHAREHOLDERS

Dear Shareholders:

We are pleased to report that the Bishop Street Funds' first year of operation was one with many significant accomplishments. Following a successful launch -- which included the creation of a Money Market Fund and a Hawaii Tax-Free Fund with both institutional and retail classes of shares -- the Bishop Street Family of Funds grew to $324 million by December 31, 1995. With what we believe to be a strong foundation built during the first year of operation, the Funds are positioned to continue to grow and serve the investment needs of our shareholders in 1996.

The first major initiative of the new year -- which was approved at a special shareholders meeting at the end of January 1996 -- is the relaxation of certain investment limitations of the Hawaii Tax-Free Fund. This change allows the Fund to have increased flexibility in diversifying the portfolio with a greater selection of Hawaii issues. To reflect this change, the Hawaii Tax-Free has been renamed the Hawaii Municipal Bond Fund.

The Bishop Street Funds' commitment to expand the complex and to provide additional investment opportunities to its shareholders is reflected in another major initiative for 1996. By mid-year, we plan to launch a Treasury Money Market Fund designed to provide a suitable investment option for shareholders seeking a highly liquid investment vehicle primarily composed of U.S. Government Treasuries. We believe that both the changes in the Hawaii Municipal Bond Fund and the introduction of the new Treasury Money Market Fund are indicative of Bishop Street's commitment to provide high quality investment products and services to our shareholders.

We encourage you to read this entire report carefully. It includes a letter from our Investment Adviser which recaps events in the national and local financial markets for the past twelve months and provides an outlook for the year ahead. In addition, you will find a discussion of and financial highlights for each of The Bishop Street Funds during the twelve months ending December 31, 1995. If you have any questions about this report or the Bishop Street Funds, we invite you to call our Investors' Service area at 1-800-262-9565.

We thank you for the trust you have placed in the Bishop Street Funds and look forward to providing you with sound investment management and quality service.


Sincerely,

[SIG]

Robert A. Alm
Senior Vice President
First Hawaiian Bank
Investment Adviser

                                                             BISHOP STREET FUNDS
MONEY MARKET FUND

INVESTMENT ADVISOR'S REPORT

     For much of 1995, long-term interest rates fell sharply while short-term rates remained flat. The Federal Reserve Board, which determines short-term rates, was reluctant to ease the money supply too quickly and trigger inflation expectations. It had just doubled short-term rates in a twelve-month period to slow down an economy that was surging. As a result, money market fund yields were extremely high during much of the year, and often provided higher yields than intermediate bond funds.

     Finally, in July of 1995, the Fed began to trim interest rates as the economy showed clear signs of sluggishness. The cut in rates -- 0.25% -- was not enough to stimulate a buoyant Christmas selling season. As a result, the Fed cut interest rates in mid-December and early February 1996 in an attempt to boost economic growth. Since last summer, the fed funds rate has been cut a total of 0.75%. Although short-term interest rates have fallen in recent months, money market funds continue to offer attractive yields in relation to the rate of inflation.

     Because the U.S. economy continues to be weak, we expect the Federal Reserve Board to continue to lower interest rates in 1996. As a result, we expect the yields on money market funds to come down gradually during this year.

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

OBJECTIVE

     The investment objective of the Money Market Fund is to preserve principal and maintain a high degree of liquidity while providing current income. To accomplish this objective, the Fund invests primarily in high quality commercial paper, bank certificates of deposit and U.S. Treasury obligations.

STRATEGY

     As interest rates tended downward in 1995, we attempted to extend the average maturity of the fund to the 50-60 day range, up from the 30-40 day range early in the year. By doing so, we were able to lock in the higher yields that were available prior to the rate decline.

     In addition, we purchased a higher percentage of commercial paper in order to obtain anywhere from 0.10% to 0.30% more yield than U.S. Treasury bills. The Fund's portfolio of commercial paper includes such blue-chip names as Chase Manhattan, Ford Motor Credit and Sears Roebuck Acceptance. On December 31, 1995, 58.3% of the portfolio was invested in commercial paper.

ANALYSIS

     The Money Market Fund commenced operations on January 30, 1995. On the following day the Federal Reserve Board raised short-term rates for the last time. For the eleven months ending December 31, 1995, the Money Market Fund Institutional Class A provided a total return of 5.67% slightly less than the Donoghue benchmark index of 5.80%. Aiding the Fund's performance was its longer-than-average maturity, permitting it to maintain higher yields for a longer period of time in a declining interest rate environment.

HAWAII MUNICIPAL BOND FUND

INVESTMENT ADVISOR'S REPORT

     Municipal bonds continue to provide significantly greater yields on an after-tax basis when compared to U.S. Treasuries and other taxable securities. During most of 1995, municipals were unusually attractive as investors expressed concern over the ramifications of tax reform legislation. Normally, tax-free bonds offer 75% to 80% of the U.S. Treasury yield. However, much of last year, they yielded about 90% of Treasuries. Toward the end of 1995, market analysts' fears of any dramatic tax reform legislation affecting municipals abated, and the muni market outperformed the Treasury market.

     The tax issue resurfaced in early 1996 during the presidential election season. The "flat" tax received a tremendous amount of attention, appearing on the covers of Time and Newsweek in mid-January. If enacted, a flat tax could reduce or eliminate the tax paid on competing investments such as interest on U.S. Treasuries. Thus, municipal bonds would no longer enjoy a relative tax advantage over other investments. However, the political obstacles to enacting such a tax system would be considerable.

     Another factor affecting municipal bonds was the direction of interest rates. Due to the downward trend in interest rates during 1995, the Hawaii Municipal Bond Fund's unit share price appreciated. A modest inflation rate of 2.5% and a steady but non-explosive rate of economic growth allowed the Federal Reserve Board to lower interest rates 0.75% since July. In general, falling interest rates benefit fixed income securities.

     The State of Hawaii's economy has been slow to emerge from recession, but there are encouraging signs. Tourism, the state's major industry, is slowly rebounding. In addition, the state has taken some steps to reduce expenditures and address budget imbalances.

                                                             BISHOP STREET FUNDS

HAWAII MUNICIPAL BOND FUND

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

OBJECTIVES

     The Hawaii Municipal Bond Fund seeks to provide high current income that is exempt from Federal and State of Hawaii income taxes. It does so by investing primarily in bonds and notes issued by the State of Hawaii, its agencies, instrumentalities and political sub-divisions. The Fund invests primarily in bonds and notes rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investor Service.

STRATEGY

     The primary strategy of the Fund is to maintain a high quality portfolio which will produce an attractive and dependable after-tax income stream. In achieving this goal, we:

     o Maintain a very high quality portfolio. On December 31, 1995, 79% of the bond holdings were rated either AAA or AA.

     o Maximize diversification. Our strategy is to remain broadly diversified in such sectors as transportation, education, health care and utilities -- as well as general obligations of the State. For a list of securities in the Fund, please see the Statement of Net Assets for the Hawaii Municipal Bond Fund.

     o Use a combination of high coupon premium issues and discount non-callable bonds. Premium issues are less volatile in a bear market when interest rates are rising. In contrast, noncallable discount bonds perform very well in a bond market rally.

ANALYSIS

     The Hawaii Municipal Bond Fund, was launched on February 15, 1995, but wasn't fully invested until October 1 due market conditions. For the first full quarter in which the fund was fully invested, it produced a total return of 4.42%. In contrast, the Lehman Brothers Municipal Bond Fund Index produced a total return of 3.41% for the fourth quarter. A survey of our peer group by Lipper Analytical Services Inc. indicated that the Hawaiian Municipal Debt Funds Average produced a total return of 4.52% for the same period.

     On December 31, 1995, the Hawaii Municipal Bond Fund was yielding 5.24%. For an individual in the highest combined federal and state income tax bracket, this yield translates into a taxable equivalent yield of 9.64%. This information is based on a hypothetical illustration and is not representative of any investment securities. Few taxable fixed income investments generate such a high return today, particularly with the high credit quality of a municipal bond portfolio.

     The Fund was launched during an extremely challenging market environment. Issuance of Hawaii municipal bonds was down dramatically from 1994. Prior to the fourth quarter of 1995, the scarcity of issues made it challenging to stay fully invested. Fortunately, there are several bond issues scheduled for the first half of 1996, and we expect to have the opportunity to further diversify the portfolio while maintaining its excellent credit quality.




                COMPARISON OF CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE BISHOP STREET HAWAII MUNICIPAL
             BOND FUND, INSTITUTIONAL CLASS A, VERSUS THE LEHMAN
                 BROTHERS MUNICIPAL BOND FUND, AND THE LIPPER
                    HAWAIIAN MUNICIPAL DEBT FUNDS AVERAGE.

        __ Lehman Brothers Municipal Bond Fund
        -- Lipper Hawaiian Municipal Debt Funds Average
        == Bishop Street Hawaii Municipal Bond Fund, Institutional Class A

---------------------------------------------------------------
Initial Investment Date                                 2/28/95         Dec-95
---------------------------------------------------------------         -------
Bishop Street Hawaii Municipal Bond Fund,
  Institutional Class                                   $10,000         $10,941

Lehman Brothers Municipal Bond Fund                     $10,000         $11,097

Lipper Hawaiian Municipal Debt Funds Average            $10,000         $11,025


          AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------    ------
          Annualized Inception to Date            10.91%
            (Institutional Class A)
----------------------------------------------    ------
For the period ended December 31, 1995. Past performance is not predictive of future performance.






                COMPARISON OF CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE BISHOP STREET HAWAII MUNICIPAL
                 BOND FUND, RETAIL CLASS B, VERSUS THE LEHMAN
                 BROTHERS MUNICIPAL BOND FUND, AND THE LIPPER
                    HAWAIIAN MUNICIPAL DEBT FUNDS AVERAGE.

        __ Lehman Brothers Municipal Bond Fund
        -- Lipper Hawaiian Municipal Debt Funds Average
        == Bishop Street Hawaii Municipal Bond Fund, Retail Class B

---------------------------------------------------------------
Initial Investment Date                                 2/28/95         Dec-95
---------------------------------------------------------------         -------
Bishop Street Hawaii Municipal Bond Fund,
  Investment Class                                      $ 9,650         $10,556

Lehman Brothers Municipal Bond Fund                     $10,000         $11,097

Lipper Hawaiian Municipal Debt Funds Average            $10,000         $11,025


          AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------    ------
          Annualized Inception to Date             6.46%
                (Retail Class B)
----------------------------------------------    ------
For the period ended December 31, 1995. Past performance is not predictive of future performance. The performance of the Retail Class B Shares reflects the maximum sales change of 3.5%.

    DECEMBER 31, 1995                                    BISHOP STREET FUNDS

    STATEMENT OF NET ASSETS

    MONEY MARKET FUND

   -----------------------------------------------------------
                                          FACE
                                         AMOUNT        VALUE
   DESCRIPTION                            (000)        (000)
   -----------------------------------------------------------
   COMMERCIAL PAPER -- 58.3%
     American Express Credit
       5.800%, 03/15/96                 $ 6,000       $  5,931
       5.870%, 03/08/96                   4,000          3,958

     American General Finance
       5.840%, 02/09/96                   5,000          4,969
       5.880%, 01/30/96                   3,000          2,986

     American Home Products
       5.850%, 03/07/96                   7,000          6,927

     Associates Corporation of
       North America
       5.870%, 02/12/96                   7,000          6,954

     Avco Financial Savings
       5.910%, 01/25/96                   7,000          6,973

     Chase Manhattan
       5.820%, 02/29/96                   7,000          6,935

     Ciesco
       5.750%, 03/08/96                   1,000            990
       5.840%, 02/29/96                   9,000          8,917

     CIT Group Holdings
       5.840%, 02/12/96                   5,000          4,967

     Clipper Receivable
       6.000%, 01/31/96                   3,580          3,562

     Coca Cola Enterprises
       5.870%, 02/12/96                   7,000          6,953

     CoreStates Bank
       5.860%, 01/05/96                   3,000          3,000

     CoreStates Capital
       5.860%, 02/20/96                   4,500          4,465

     Deere (John) Capital
       5.720%, 04/25/96                  10,000          9,824

     Ford Motor Credit
       5.870%, 02/09/96                   3,000          2,982

     General Electric Capital
       5.680%, 02/13/96                   4,000          3,973
       5.870%, 02/09/96                   6,000          5,963

     General Motors Acceptance
       5.920%, 01/23/96                   5,000          4,982
       5.960%, 02/16/96                   3,500          3,474

     Household Finance
       5.870%, 01/31/96                   7,000          6,967


   -----------------------------------------------------------
                                          FACE
                                         AMOUNT        VALUE
   DESCRIPTION                            (000)        (000)
   -----------------------------------------------------------
     IBM
       5.720%, 04/24/96                 $10,000       $  9,826

     International Lease Finance
       5.830%, 02/26/96                   4,000          3,965

     McKenna Triangle
       5.820%, 02/15/96                   5,000          4,965

     National Fuel Gas
       5.940%, 01/22/96                   5,000          4,983

     Norwest Financial
       5.690%, 02/28/96                   2,000          1,982

     PNC Funding
       5.770%, 02/05/96                   8,000          7,955

     Prefco
       5.710%, 04/16/96                  10,000          9,837

     Sears Roebuck Acceptance
       5.880%, 02/13/96                   7,000          6,952
       5.890%, 02/13/96                   3,000          2,980

     Synthetic Money Market Trust
       95-1 (A)
       5.770%, 05/29/96                   8,000          7,999

     Synthetic Money Market Trust
       95-B (A)
       5.990%, 08/02/96                   2,000          2,000
                                                      --------
   TOTAL COMMERCIAL PAPER
     (Cost $180,095,757)                               180,096
                                                      --------
   CORPORATE BOND -- 1.9%
     NationsBank (A)
       5.880%, 11/18/96                   3,000          3,002

     Society National Bank
       6.000%, 04/25/96                   2,810          2,811
                                                      --------
   TOTAL CORPORATE BOND
     (Cost $5,813,239)                                   5,813
                                                      --------
   BANK NOTES -- 16.5%
     BankAmerica, IL
       5.740%, 02/16/96                  10,000         10,000

     Bank of New York
       5.520%, 05/22/96                  10,000          9,997

     First American Bank
       5.560%, 03/20/96                   6,000          6,000

                                                             BISHOP STREET FUNDS

    ---------------------------------------------------------------------
                                                       FACE
                                                       AMOUNT    VALUE
             DESCRIPTION                               (000)     (000)
    ---------------------------------------------------------------------

      First Bank of South Dakota
        5.910%, 05/06/96                               $ 7,000   $  6,999

      First National Bank of
        Maryland
        5.740%, 02/05/96                                 3,000      3,000
        5.750%, 05/01/96                                 5,000      5,001

      NationsBank
        5.500%, 06/10/96                                 7,000      7,000

      South Trust, AL (A)
        5.920%, 04/19/96                                 3,000      3,000
                                                                 --------
    TOTAL BANK NOTES
      (Cost $50,996,739)                                           50,997
                                                                 --------
    CERTIFICATES OF DEPOSIT -- 4.2%
      Chase Manhattan, DE
      5.770%, 04/15/96                                   3,000      3,000

      Wilmington Trust of Delaware
      5.680%, 03/27/96                                  10,000     10,000
                                                                 --------
    TOTAL CERTIFICATES OF DEPOSIT
      (Cost $13,000,000)                                           13,000
                                                                 --------
    BANKERS ACCEPTANCE -- 0.6%
      CoreStates Bank
      5.560%, 03/04/96                                   2,000      1,980
                                                                 --------
    TOTAL BANKERS ACCEPTANCE
      (Cost $1,980,540)                                             1,980
                                                                 --------
    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.2%
      Federal National Mortgage
        Association
        5.530%, 05/10/96                                10,000      9,808
                                                                 --------
    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $9,807,528)                                             9,808
                                                                 --------
    REPURCHASE AGREEMENTS -- 15.6%
      Lehman Brothers
        5.95%, dated 12/29/95,
        matures 01/02/95,
        repurchase price $48,231,866
        (collateralized by U.S. Treasury
        Note, par value $49,105,000,
        5.25%, matures 12/31/97:
        market value $49,166,363)                       48,200     48,200
                                                                 --------
    TOTAL REPURCHASE AGREEMENTS
      (Cost $48,200,000)                                           48,200
                                                                 --------

    ---------------------------------------------------------------------
                                                                 VALUE
             DESCRIPTION                                         (000)
    ---------------------------------------------------------------------
    TOTAL INVESTMENTS -- 100.3%
      (Cost $309,893,803)                                        $309,894
                                                                 --------
    OTHER ASSETS AND LIABILITIES, NET -- (0.3%)                    (1,116)
                                                                 --------
    NET ASSETS:
    Fund shares of Institutional Class A (unlimited
      authorization -- no par value) based on
      305,116,499 outstanding shares of beneficial
      interest                                                    305,116

    Fund shares of Retail Class B (unlimited
      authorization -- no par value) based on
      3,657,974 outstanding shares of beneficial
      interest                                                      3,658

    Accumulated Net Realized Gain on
      Investments                                                       4
                                                                 --------
    TOTAL NET ASSETS -- 100.0%                                   $308,778
                                                                 --------
    NET ASSET VALUE, OFFERING PRICE AND
      REDEMPTION PRICE PER SHARE --
      INSTITUTIONAL CLASS A                                      $   1.00
                                                                 ========
    NET ASSET VALUE, OFFERING PRICE AND
      REDEMPTION PRICE PER SHARE --
      RETAIL CLASS B                                             $   1.00
                                                                 ========

    ---------------------------------------------------------------------


     (A) FLOATING RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1995.

The accompanying notes are an integral part of the financial statements.

DECEMBER 31, 1995                              BISHOP STREET FUNDS

STATEMENT OF NET ASSETS

HAWAII MUNICIPAL BOND FUND

------------------------------------------------------------
                                             FACE
                                            AMOUNT    VALUE
DESCRIPTION                                 (000)     (000)
------------------------------------------------------------

MUNICIPAL BONDS -- 95.6%

HAWAII -- 76.5%

  Hawaii County, GO, MBIA Insured
    6.850%, 12/01/02                        $  250    $  265

  Hawaii County, GO Ser A,
    FGIC Insured
    5.600%, 05/01/12                           200       208
    5.300%, 05/01/05                           120       126
    5.600%, 05/01/13                           190       198

  Hawaii State, GO Ser BZ
    6.000%, 10/01/12                           100       110

  Hawaii Department of Budget &
    Finance, Ser CE
    5.250%, 06/01/11                           380       380

  Hawaii State, GO Ser CH
    6.000%, 11/01/10                           100       111

  Hawaii State, GO Ser CJ
    6.250%, 01/01/15                           100       107

  Hawaii State Airport Systems,
    Ser 2, RB, FGIC Insured
    7.500%, 07/01/20                            50        56

  Hawaii State Airport Systems,
    RB, FGIC Insured
    7.000%, 07/01/20                           380       424

  Hawaii State Airport Systems,
    Ser 2, RB
    6.900%, 07/01/12                            60        69
    7.000%, 07/01/18                           195       216

  Hawaii State Airport Systems,
    RB, MBIA Insured
    6.250%, 07/01/06                         1,000     1,099

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage Queens Medical Center
    Project, RB, FGIC Insured
    7.000%, 07/01/08                            75        81
    6.500%, 07/01/12                           110       114

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage Hawaii Electric
    Incorporated Project, RB
    7.630%, 12/01/18                            50        55

------------------------------------------------------------
                                             FACE
                                            AMOUNT    VALUE
DESCRIPTION                                 (000)     (000)
------------------------------------------------------------

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage Hawaii Electric
    Incorporated Project Ser B, RB
    7.600%, 07/01/20                        $  300    $  330

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage Kaiser Permanente
    Project Ser A, RB
    6.500%, 03/01/11                           300       319

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage St. Francis Medical
    Center Project, RB, CGIC Insured
    5.880%, 07/01/01                           210       224
    6.500%, 07/01/22                            30        32

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage Kapiolani Health
    Care System Project, RB
    6.300%, 07/01/08                           400       422
    6.400%, 07/01/13                           250       261

  Hawaii State Department of Budget
    & Finance Special Purpose
    Mortgage Hawaii Electric
    Incorporated Project Ser A, RB,
    MBIA Insured
    6.600%, 01/01/25                           250       275

  Hawaii State Harbor Capital
    Improvement, RB, MBIA Insured
    7.000%, 07/01/17                           375       412

  Hawaii State Harbor Capital
    Improvement, RB, FGIC Insured
    6.200%, 07/01/08                           150       162
    6.250%, 07/01/15                           150       161

  Hawaii State Housing, Finance &
    Development Corporation
    University of Hawaii Faculty
    Housing Project, RB,
    AMBAC Insured
    5.650%, 10/01/16                           675       690

                                                             BISHOP STREET FUNDS


        ----------------------------------------------------------
                                                 FACE
                                                 AMOUNT    VALUE
        DESCRIPTION                              (000)     (000)
        ----------------------------------------------------------
          Hawaii State Housing, Finance &
            Development Corporation
            Affordable Rental Housing
            Program Ser 1995 A, RB
            6.000%, 07/01/15                     $  350    $   356
            6.050%, 07/01/22                        250        254

          Hawaii State Housing, Finance &
            Development Corporation Single
            Family Mortgage Purchase Ser B,
            RB, FNMA Collateral
            5.700%, 07/01/13                        545        550
            5.850%, 07/01/17                      1,000      1,015

          Hawaii State Highway Project, RB
            5.000%, 07/01/11                        510        497
            5.000%, 07/01/12                        250        242

          Honolulu City & County Ser A, GO
            6.000%, 01/01/10                        150        163
            5.700%, 04/01/09                        215        227

          Honolulu City & County, GO,
            Ser A, MBIA Insured
            6.000%, 11/01/10                        300        326

          Honolulu City & County Mortgage
            Smith Berentia Ser A, RB,
            FHA & MBIA Insured
            7.800%, 07/01/24                        100        110

          Honolulu City & County Waipahu
            Towers Project Ser A,
            GNMA Collateral
            6.900%, 06/20/35                        200        215

          Kauai County, Refunding Ser A,
            GO, MBIA Insured
            5.400%, 02/01/04                         50         53

          Kauai County, Ser B, GO,
            MBIA Insured
            5.900%, 02/01/13                        175        183

          Maui County, Ser A, GO,
            FGIC Insured
            5.750%, 01/01/11                        250        257

          Maui County, GO, FGIC Insured
            5.000%, 09/01/09                        200        197

          Maui County, Refunding GO,
            FGIC Insured
            5.130%, 12/15/10                        100        100

          Maui County, GO, FGIC Insured
            5.130%, 12/15/12                        100         99

          Maui County, Board of Water
            Supply Ser A, RB, FGIC Insured
            6.000%, 12/01/01                       $520    $   569
                                                           -------
                                                            12,320
                                                           -------



        ----------------------------------------------------------
                                                 FACE
                                                 AMOUNT    VALUE
        DESCRIPTION                              (000)     (000)
        ----------------------------------------------------------
        GUAM -- 3.7%
          Guam Power Authority, Ser A, RB,
            AMBAC Insured
            6.380%, 10/01/08                        400        437

          Guam, Government Limited
            Obligation, Ser A, RB
            7.100%, 11/15/09                        150        161
                                                           -------
                                                               598
                                                           -------
        PUERTO RICO -- 11.4%
          Commonwealth of Puerto Rico, Go,
            FSA Insured
            6.000%, 07/01/22                        150        154

          Commonwealth of Puerto Rico, GO,
            AMBAC Insured
            5.750%, 07/01/24                        375        382

          Puerto Rico Electric Power Authority,
            Ser O, RB, CGIC Insured
            6.000%, 07/01/10                        150        155

          Puerto Rico Public Building
            Authority, Government Facilities,
            Ser A, RB, AMBAC Insured
            5.750%, 07/01/22                        250        257

          Puerto Rico Industrial Tourist
            Educational, Medical
            Environmental Control Facilities
            Hospital Auxilio Muto Oblig
            Group, MBIA Insured
            6.250%, 07/01/24                        300        321

          Puerto Rico Housing, Banking &
            Finance Agency, Single Family
            Mortgage, Affordable Housing
            Mortgage Portfolio I, RB, GNMA/
            FNMA/FHLMC Collateral
            6.100%, 10/01/15                        300        308

          University of Puerto Rico, Ser M,
            RB, MBIA Insured
            5.500%, 06/01/15                        250        254
                                                           -------
                                                             1,831
                                                           -------

         DECEMBER 31, 1995                          BISHOP STREET FUNDS

         STATEMENT OF NET ASSETS

         HAWAII MUNICIPAL BOND FUND

         -------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT     VALUE
         DESCRIPTION                                       (000)      (000)
         -------------------------------------------------------------------
         TEXAS -- 3.0%

           Austin Utility Systems, RB,
             MBIA Insured
             5.250%, 05/15/18                              $   500   $   491
                                                                     -------
         VIRGIN ISLANDS -- 1.0%
           Virgin Islands Housing Finance
           Authority Single Family, GNMA
           Mortgage Backed Securities
           Program, Ser A, RB
           6.500%, 03/01/25                                    150       156
                                                                     -------
         TOTAL MUNICIPAL BONDS
           (Cost $14,908,552)                                         15,396
                                                                     -------
         CASH EQUIVALENTS -- 1.2%
           Dreyfus Tax Exempt Cash
             Management Fund
             4.430%                                            155       155

           Nuveen Federal Tax Exempt
             Money Market
             4.620%                                             43        43
                                                                     -------
         TOTAL CASH EQUIVALENTS
           (Cost $197,834)                                               198
                                                                     -------
         TOTAL INVESTMENTS -- 96.8%
           (Cost $15,106,386)                                        $15,594
                                                                     -------
         OTHER ASSETS AND LIABILITIES, NET -- 3.2%                       519
                                                                     -------

         -------------------------------------------------------------------

                                                                      VALUE
         DESCRIPTION                                                  (000)
         -------------------------------------------------------------------
         NET ASSETS:
         Fund shares of Institutional Class A (unlimited
           authorization -- no par value) based on
           898,641 outstanding shares of beneficial
           interest                                                    9,113

         Fund shares of Retail Class B (unlimited
           authorization -- no par value) based on
           639,856 outstanding shares of beneficial
           interest                                                    6,472

         Accumulated Net Realized Gain on
           Investments                                                    41

         Net Unrealized Appreciation on
           Investments                                                   487
                                                                     -------
         TOTAL NET ASSETS -- 100.0%                                  $16,113
                                                                     -------


         NET ASSET VALUE, OFFERING PRICE AND
           REDEMPTION PRICE PER SHARE --
           INSTITUTIONAL CLASS A                                      $10.47
                                                                     =======

         NET ASSET VALUE AND REDEMPTION
           PRICE PER SHARE --
           RETAIL CLASS B                                             $10.47
                                                                     =======

         MAXIMUM OFFERING PRICE PER SHARE
          ($10.47 + 96.5%) RETAIL CLASS B                             $10.85
                                                                     =======
         -------------------------------------------------------------------

         AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY

         CGIC-CAPITAL GUARANTY INSURANCE CORPORATION

         FGIC-FEDERAL GUARANTY INSURANCE CORPORATION

         FSA-FINANCIAL SECURITY ASSURANCE

         GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

         GO-GENERAL OBLIGATION

         MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION

         RB-REVENUE BOND

         SER-SERIES

The accompanying notes are an integral part of the financial statements.

FOR THE PERIOD ENDED DECEMBER 31,1995                    BISHOP STREET FUNDS



STATEMENT OF OPERATIONS (000)

                                                       MONEY MARKET   HAWAII MUNICIPAL BOND
                                                          FUND(1)            FUND(2)
                                                       ------------   --------------------
INTEREST INCOME:                                         $15,991             $422
                                                         -------             ----
Expenses:
  Investment Adviser Fee                                     800               27
  Investment Adviser Fee Waiver                             (423)             (27)
  Reimbursement by Investment Adviser                         --              (23)
  Management Fee                                             533               15
  Management Fee Waiver                                       --              (15)
  Custody Fees                                               133                4
  Transfer Agent Fees & Expenses                              49               26
  Professional Fees                                           55                2
  Registration Fees                                          106                5
  Distribution Fee (+)                                         1               --
  Trustees Fees                                               45                1
  Miscellaneous Expenses                                      30                3
  Amortization of Deferred Organizational Costs                5                5
                                                         -------             ----
         Total Expenses                                    1,334               23
                                                         -------             ----
  Net Investment Income                                   14,657              399
                                                         -------             ----
Net Realized Gain on Investments                               4               41
Change in Unrealized Appreciation on Investments              --              487
                                                         -------             ----
Net Realized and Unrealized Gain on Investments                4              528
                                                         -------             ----
Increase in Net Assets Resulting from Operations         $14,661             $927
                                                         =======             ====

Amounts designated as "--" are either $0 or have been rounded to $0.

(+) All distribution fees are incurred in the Retail Class B.
(1) Commenced operations on January 30, 1995.
(2) Commenced operations on February 15, 1995.


The accompanying notes are an integral part of the financial statements.

                                                         BISHOP STREET FUNDS

STATEMENT OF CHANGES IN NET ASSETS (000)



                                                         MONEY MARKET
                                                              FUND
                                                          ------------
                                                          01/30/95 (1)
                                                          TO 12/31/95
                                                          ------------
INVESTMENT ACTIVITIES:
  Net Investment Income                                     $ 14,657
  Net Realized Gain on Investments                                 4
                                                            --------
Increase in Net Assets Resulting From
   Operations                                                 14,661
                                                            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income:
    Institutional Class A                                    (14,594)
    Retail Class B                                               (63)
                                                            --------
        Total Distributions                                  (14,657)
                                                            --------
Change in Net Assets                                               4
                                                            --------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE)
  Institutional Class A Shares:
    Shares Issued                                            752,769
    Shares Issued in Lieu of Cash Distributions                    6
    Shares Redeemed                                         (447,659)
                                                            --------
        Total Institutional Capital Share Transactions       305,116
  Retail Class B Shares:
    Shares Issued                                              5,529
    Shares Issued in Lieu of Cash Distributions                   59
    Shares Redeemed                                           (1,930)
                                                            --------
        Total Investment Capital Share Transactions            3,658
                                                            --------
Net Increase in Net Assets From Share Transactions           308,774
                                                            --------

  Total Increase in Net Assets                               308,778

NET ASSETS:
  Beginning of Period
  End of Period                                                 --
                                                            --------
                                                            $308,778
                                                            ========

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on January 30, 1995.

The accompanying notes are an integral part of the financial statements.

                                                             BISHOP STREET FUNDS
STATEMENT OF CHANGES IN NET ASSETS (000)

                                                           HAWAII MUNICIPAL BOND
                                                                   FUND
                                                           ---------------------
                                                               02/15/95 (1)
                                                               TO 12/31/95
                                                               ------------
         INVESTMENT ACTIVITIES:
           Net Investment Income                                  $   399
           Net Realized Gain on Investments                            41
           Change in Unrealized Appreciation on Investments           487
                                                                  -------
         Increase in Net Assets Resulting From Operations             927
                                                                  -------

         DISTRIBUTIONS TO SHAREHOLDERS:
           Net Investment Income:
             Institutional Class A Shares                            (221)
             Retail Class B Shares                                   (178)
                                                                  -------
                Total Distributions                                  (399)
                                                                  -------
         Change in Net Assets                                         528
                                                                  -------

         CAPITAL SHARE TRANSACTIONS:
           Institutional Class A Shares:
             Shares Issued                                          9,397
             Shares Issued in Lieu of Cash Distributions               97
             Shares Redeemed                                         (381)
                                                                  -------
                Total Institutional Capital Share Transactions      9,113
           Retail Class B Shares:
             Shares Issued                                          6,868
             Shares Issued in Lieu of Cash Distributions              120
             Shares Redeemed                                         (516)
                                                                  -------
                Total Investment Capital Share Transactions         6,472
                                                                  -------
         Net Increase in Net Assets From Capital Share
           Transactions                                            15,585
                                                                  -------
           Total Increase in Net Assets                            16,113
         NET ASSETS:
           Beginning of Period                                         --
                                                                  -------
           End of Period                                          $16,113
                                                                  =======
         CAPITAL SHARE TRANSACTIONS:
           Institutional Class A Shares:
             Shares Issued                                            927
             Shares Issued in Lieu of Cash Distributions                9
             Shares Redeemed                                          (37)
                                                                  -------
                Total Institutional Capital Share Transactions        899
                                                                  -------
           Retail Class B Shares:
             Shares Issued                                            679
             Shares Issued in Lieu of Cash Distributions               12
             Shares Redeemed                                          (51)
                                                                  -------
                Total Investment Capital Share Transactions           640
                                                                  -------
         Net Increase in Capital Shares                             1,539
                                                                  =======

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on  February 15, 1995.


The accompanying notes are an integral part of the financial statements.

                                                             BISHOP STREET FUNDS
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period


                                                          Investment Activities         Distributions
                                                        --------------------------   -------------------
                                                                         Net
                                                Net                    Realized                           Net
                                               Asset                     and                             Asset
                                               Value,      Net        Unrealized       Net               Value,
                                             Beginning  Investment  Gain (Loss) on  Investment  Capital  End of
                                             of Period    Income     Investments      Income     Gains   Period
                                             ---------    ------     -----------      ------     -----   ------
MONEY MARKET FUND

INSTITUTIONAL CLASS A
FOR THE PERIOD ENDED DECEMBER 31, 1995(1):     1.00       0.051            --         (0.051)     --      1.00

RETAIL CLASS B
FOR THE PERIOD ENDED DECEMBER 31, 1995(2):     1.00       0.047            --         (0.047)     --      1.00

HAWAII MUNICIPAL BOND FUND

INSTITUTIONAL CLASS A
FOR THE PERIOD ENDED DECEMBER 31, 1995(3):     10.00      0.451         0.473         (0.452)     --     10.47

RETAIL CLASS B**

FOR THE PERIOD ENDED DECEMBER 31, 1995(4):     10.00      0.453         0.472         (0.451)     --     10.47




                                                                                                       Ratio of Net
                                                                             Ratio of                   Investment
                                                                 Ratio of   Expenses to    Ratio of      Income to
                                                          Net    Expenses     Average         Net         Average
                                                        Assets,    to        Net Assets    Investment    Net Assets
                                                        End of   Average    Excluding Fee   Income to   Excluding Fee   Portfolio
                                              Total     Period     Net       Waivers and     Average     Waivers and    Turnover
                                              Return    (000)     Assets    Reimbursements  Net Assets  Reimbursements    Rate
                                              ------   --------   ------    --------------  ----------  --------------    ----
MONEY MARKET FUND

INSTITUTIONAL CLASS A
FOR THE PERIOD ENDED DECEMBER 31, 1995(1):     5.67%*  $305,120   0.50%*        0.66%*        5.50%*         5.34%*         --

RETAIL CLASS B

FOR THE PERIOD ENDED DECEMBER 31, 1995(2):     5.55%*  $  3,658   0.60%*        0.76%*        5.26%*         5.10%*         --

HAWAII MUNICIPAL BOND FUND

INSTITUTIONAL CLASS A
FOR THE PERIOD ENDED DECEMBER 31, 1995(3):    10.91%*  $  9,411   0.27%*        1.10%*        5.24%*         4.40%*        68%

RETAIL CLASS B**

FOR THE PERIOD ENDED DECEMBER 31, 1995(4):    10.85%*  $  6,702   0.33%*        1.45%*        5.14%*         4.02%*        68%


Amounts Designated as "--" are either $0 or have been rounded to $0.
 * Annualized
** Total return does not reflect the sales charge.
(1) Commenced operations on January 30, 1995.
(2) Commenced operations on February 17, 1995.
(3) Commenced operations on February 16, 1995.
(4) Commenced operations on February 15, 1995.

December 31, 1995                                          BISHOP STREET FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consists of a series of four funds (the "Funds") which includes the High Grade Income Fund, Hawaii Municipal Bond Fund (formerly Hawaii Tax-Free Fund), Equity Fund and the Money Market Fund. Effective 1/29/96, the Hawaii Tax Free Bond Fund officially changed its name to the Hawaii Municipal Bond Fund. The Bishop Street Funds Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each Fund, with the exception of the High Grade Income Fund and Equity Fund, has commenced operations prior to December 31, 1995. This report pertains only to the Hawaii Municipal Bond Fund and Money Market Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION -- Investment securities held by the Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis.

DISCOUNTS AND PREMIUMS -- Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method which approximates the effective interest method.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

                                                           BISHOP STREET FUNDS


CLASSES -- Class specific expenses are borne by that class. Income, nonclass specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid on a monthly basis for the Hawaii Municipal Bond Fund and the Money Market Fund. Any net realized capital gains will be distributed at least annually for all Funds.

FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

ORGANIZATION COSTS -- Organization costs of approximately $121,000 have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organization costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

MANAGEMENT -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT

     Investment advisory services are provided to the Funds by First Hawaiian Bank. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.30% of the average daily net assets of the Money Market Fund and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has voluntarily agreed for an indefinite period of time to waive a portion of its fee in the Money Market Fund in order to limit the operating expenses of the Fund to .50%. In addition, for the period February 15, 1995 to June 29, 1995, the Adviser had waived a portion of its fee in the Hawaii Municipal Bond Fund in order to limit the operating expense of the Fund to .65%. Commencing June 30, 1995, the Adviser agreed to voluntarily waive its fee and reimburse the Hawaii Municipal Bond Fund in order to limit operating expenses to .21% on an annual basis.

                                                           BISHOP STREET FUNDS


     Wellington Management Company (The "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of .075% of the average daily net assets of the Fund up to $500 million and .020% of the average daily net assets of the Fund in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

     Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Financial Management Corporation ("SFM"), a wholly owned subsidiary of SEI Corporation ("SEI"), acts as the Trust's Administrator. Under the terms of the Agreement, SFM is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SFM has voluntarily agreed to waive a portion of its fee for the Hawaii Municipal Bond Fund in order to limit operating expenses.

     Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.

     SEI Financial Services Company ("SFS"), wholly owned subsidiary of SEI, acts as the Trust's Distributor pursuant to a distribution agreement dated January 27, 1995. The Retail Class B shares of the Trust have a Rule 12b-1 Distribution Plan under which such shares of the Funds bear distribution expenses and related service fees at the annual rate of .10% and .25% of their average daily net assets for the Money Market Fund and Hawaii Municipal Bond Fund, respectively. SFS has voluntarily agreed to waive a portion of the distribution charge for the Hawaii Municipal Bond Fund in order to limit operating expenses for the Retail Class B shares.

     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

                                                           BISHOP STREET FUNDS


5. INVESTMENT TRANSACTIONS

     The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended December 31, 1995 are presented below for the Hawaii Municipal Bond Fund.

     FUND INVESTMENT TRANSACTIONS


                                               HAWAII MUNICIPAL BOND
                                                      FUND
                                               ---------------------
              Purchases
               U.S. Government Securities            $        --
               Other                                  20,601,444
              Sales
               U.S. Government Securities            $        --
               Other                                   5,722,438


     At December 31, 1995 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate unrealized appreciation/depreciation on securities at December 31, 1995 for the Hawaii Municipal Bond Fund is as follows:

                   Gross Unrealized Appreciation   $ 2,124,456
                   Gross Unrealized Depreciation    (1,637,296)
                                                   -----------
                   Net Unrealized Appreciation     $   487,160
                                                   ===========

                                                           BISHOP STREET FUNDS


6. CONCENTRATION OF CREDIT RISK (UNAUDITED)

     The Hawaii Tax-Free Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At December 31, 1995, the percentage of the fund investments by each revenue source was as follows:


                                            HAWAII MUNICIPAL BOND
                                                   FUND
                                            ---------------------
           Cash Equivalents                         1%
           Education Bonds                          6%
           General Obligation Bonds                20%
           Hospital Bonds                           9%
           Housing Bonds                           18%
           Mortgage Revenue Bond                    2%
           Public Facility Bonds                    4%
           Transportation Bonds                    22%
           Utility Bonds                           15%
           Other                                    3%
                                                  ----
                                                  100%
                                                  ====

     The ratings of long-term debt holdings as a percentage of total value of investments at December 31, 1995 are as follows:

                                                     HAWAII MUNICIPAL BOND
           STANDARD & POOR'S RATING                           FUND
           ------------------------                  ---------------------
           AAA                                                 65%
           AA                                                  14%
           A+                                                   1%
           A                                                   14%
           A-                                                   2%
           BBB+                                                 3%
           Not Rated                                            1%
                                                              ----
                                                              100%
                                                              ----

                                                             BISHOP STREET FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF BISHOP STREET FUNDS:

     We have audited the accompanying statements of net assets of the Money Market Fund and Hawaii Municipal Bond Fund as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from January 30, 1995 (commencement of operations) through December 31, 1995 for the Money Market Fund, and for the period from February 15, 1995 (commencement of operations) through December 31, 1995, for the Hawaii Municipal Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical inspection and confirmation of investments held by the custodian as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund and the Hawaii Municipal Bond Fund, as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the period from January 30, 1995 (commencement of operations) through December 31, 1995 for the Money Market Fund, and for the period from February 15, 1995 (commencement of operations) through December 31, 1995 for the Hawaii Municipal Bond Fund, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, PA
February 16, 1996

                                                             BISHOP STREET FUNDS
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)

     For shareholders that do not have a December 31, 1995 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 1995 tax year end, please consult your tax advisor as to the pertinence of this notice.

     For the fiscal year ended December 31, 1995, each fund has designated the following items with regard to distributions paid during the year.

                                   (A)            (B)            (C)
                                LONG TERM      ORDINARY         (A+B)
                              CAPITAL GAINS     INCOME          TOTAL
                              DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS
            FUND               (TAX BASIS)    (TAX BASIS)    (TAX BASIS)
       ------------------------------------------------------------------
       Money Market                 0%           100%           100%
       Hawaii Municipal Bond        0%           100%           100%


                                 (D)            (E)             (F)
                              QUALIFYING     TAX EXEMPT       FOREIGN
            FUND              DIVIDENDS       INTEREST       TAX CREDIT
       ------------------------------------------------------------------
       Money Market                 0%             0%             0%
       Hawaii Municipal Bond        0%            90%             0%



     (1) Qualifying dividends represents dividends which qualify for the corporate dividends received deduction.
      * Items (A) and (B) are based on a percentage of each fund's total distributions.
     ** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.